UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): February 15, 2011

KeyOn Communications Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33842	74-3130469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11742 Stonegate Circle Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 998-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 16, 2011, we filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission concerning the consummation of a merger (the “Merger”) whereby we acquired certain assets from ERF Wireless, Inc., (“ERF”). This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed solely for the purpose of providing the financial statements described under Item 9.01 below, in accordance with the requirements of Item 9.01 of Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired

The audited carve-out financial statements of the business acquired from ERF for the years ended December 31, 2010 and 2009 are attached as Exhibit 99.1 to this Amendment and are incorporated herein by reference.

(b)	Pro forma financial information

Unaudited pro forma condensed combined financial statements and explanatory notes relating to the Merger as of and for the year ended December 31, 2010 is attached as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited carve-out financial statements of ERF Wireless, Inc. for the acquired business for the years ended December 31, 2010 and 2009.

99.2	Unaudited pro forma condensed combined financial statements and explanatory notes relating to the Merger as of and for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYON COMMUNICATIONS HOLDINGS, INC.

Dated: May 2, 2011	By:	/s/ Jonathan Snyder
Name: Jonathan Snyder
Title: Chief Executive Office